December 5, 1997

Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.
20549

Dear Sirs:

     We have read Item 4 of Allegiant Technologies Inc.'s Form 8-K dated December 5, 1997 and are in agreement with the statements contained in the first two paragraphs therein.


Yours truly,

/s/ Ernst & Young LLP
Ernst & Young LLP